EXHIBIT 99.1

Sharps Compliance To Be Acquired By an Affiliate of Aurora Capital Partners

Transaction Provides a Significant Premium to Shareholders and A Strong Partner to Support Future Growth

HOUSTON, Texas, July 12, 2022 - Sharps Compliance Corp. (NASDAQ: SMED) (“Sharps” or the “Company”), a leading full-service national provider of comprehensive waste management solutions including medical, pharmaceutical and hazardous waste, today announced that it has entered into a definitive merger agreement to be acquired by an affiliate of Aurora Capital Partners (“Aurora”), a leading middle-market private equity firm.

Under the terms of the merger agreement, Aurora will commence an all-cash tender offer to acquire all of the issued and outstanding shares of Sharps for $8.75 per share, which represents a premium of approximately 207% over Sharps’ closing share price on July 11, 2022. The transaction has been unanimously approved by the Board of Directors of Sharps.

Following the successful completion of the tender offer, Aurora will acquire all remaining shares not tendered in the tender offer through a second-step merger at the same price.

Pat Mulloy, President and Chief Executive Officer of Sharps, stated, “Sharps is a leading provider of comprehensive solutions for the small to medium generators of medical, hazardous and pharmaceutical waste. To date, the Company has developed a tremendous customer base by offering route-based and mailback medical waste disposal services and we believe there is significant runway for increasing the market penetration for our MedSafe solution for the safe and compliant disposal of unused medications including controlled substances. In addition to delivering immediate value to our shareholders, this transaction provides Sharps with a long-term partner that is focused on building upon our strong platform.”

In connection with the entry into the merger agreement, certain directors and executive officers of Sharps have entered into tender and support agreements with Aurora pursuant to which they have, among other things, agreed to tender in the offer all of their shares.

The transaction is subject to clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary closing conditions. The transaction is not subject to any financing contingency and is expected to close in the third calendar quarter of 2022. Upon the completion of the transaction, Sharps will become a privately held company and shares of Sharps common stock will no longer be listed on any public market.

Raymond James & Associates, Inc. acted as financial advisor and Norton Rose Fulbright US LLP acted as legal advisor to Sharps.

About Sharps Compliance Corp.
Headquartered in Houston, Texas, Sharps Compliance (NASDAQ: SMED) is a leading business-to-business services provider to the healthcare, long-term care and retail pharmacy markets. Sharps Compliance offers comprehensive solutions for the management of regulated medical waste, hazardous waste and unused medications. For more information, visit: www.sharpsinc.com.

About Aurora Capital Partners
Aurora Capital Partners is a leading private equity firm focused principally on control investments in middle-market companies with leading market positions, stable industry dynamics, attractive business model characteristics and actionable opportunities for growth in partnership with management. Aurora provides unique resources to its portfolio companies through its Strategy & Operations Program and its team of experienced operating advisors. Aurora's investors include leading public and corporate pension funds, endowments and foundations active in private equity investing. For more information about Aurora Capital Partners, visit: www.auroracap.com.

Forward-Looking Statements

The information in this press release contains certain forward-looking statements relating to the Sharps and the proposed tender offer (the “offer”) for all the outstanding shares of common stock, par value $0.01 per share, of Sharps by Aurora and other statements about Aurora and Sharps that are based on current beliefs, expectations and assumptions made by, and information currently available to, Sharps’s management on the date of this news release. When used in this document, the words "may," “could,” “position,” "plan," “potential,” “designed,” “continue,” "anticipate," "believe," "expect," "estimate," “project,” and “intend” and words or phrases of similar import, as they relate to the offer or Sharps or its subsidiaries or Sharps management, are intended to identify forward-looking statements. Such statements reflect known and unknown risks, uncertainties, and assumptions related to certain factors including, without limitation, changes in facts and circumstances and other risks, uncertainties and assumptions concerning the offer and the subsequent merger, including whether the offer and the subsequent merger will close, the timing of the closing of the offer and subsequent merger, strategic and other potential benefits of the transactions, the ability of the parties to satisfy the various conditions to the consummation of the offer or the subsequent merger, including the outcome of the regulatory reviews of the proposed transaction, and obtaining HSR approval, the percentage of outstanding shares that will be tendered in the offer, the ability of the parties to complete the proposed transactions, the ability of the parties to meet other closing conditions, the potential effects of the proposed transactions, the outcome of legal proceedings (if any) that may be instituted against Sharps, Aurora (or any of its affiliates) and/or others related to the proposed transactions, unexpected costs or unexpected liabilities that may result from the proposed transactions, whether or not consummated, the possibility that competing offers will be made, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Sharps to pay a termination fee or other expenses, effects of disruption from the announcement or pendency of the transactions making it more difficult to maintain relationships with employees, customers, suppliers, and other business partners, and risks related to diverting management's attention from Sharps’s ongoing business operations, and other general risks facing the Company’s business and operations, including with respect to regulatory submissions, competitive factors, general economic conditions, customer relations, relationships with vendors, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices, onetime events and other factors described herein including the impact of the coronavirus COVID-19 (“COVID-19”) pandemic on our operations and financial results, and those risk factors and other cautionary statements in the Company’s Annual Report on Form 10-K Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K, and our other filings with the Securities and Exchange Commission. Sharps may update risk factors from time to time in Quarterly Reports on Form 10-Q, in Current Reports on Form 8-K, or in other filings with the SEC, available on the SEC’s website at www.sec.gov. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended. Consequently, no forward-looking statements can be guaranteed. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and as such should not consider the preceding list or the risk factors to be a complete list of all potential risks and uncertainties. All such forward-looking statements speak only as of the date they are made. None of the Company, Aurora or any of their affiliates undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, subsequent events, circumstances or otherwise, except as may be required by any applicable securities laws.

Important additional information will be filed with the U.S. Securities and Exchange Commission

This press release is for informational purposes only and is neither a recommendation, an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that Aurora (“Offeror”) will file with the U.S. Securities Exchange Commission (the “SEC”) upon commencement of the tender offer. At the time the tender offer is commenced, the Offeror will file with the SEC a tender offer statement on Schedule TO, including an offer to purchase, a related letter of transmittal, and certain related tender offer documents, and Sharps thereafter will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. The offer to purchase shares of Sharp common stock will only be made pursuant to the offer to purchase, the related letter of transmittal and related tender offer documents filed as part of the Schedule TO. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL, AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS THEY MAY BE AMENDED FROM TIME TO TIME, WILL CONTAIN IMPORTANT INFORMATION. HOLDERS OF SHARES OF COMMON STOCK OF SHARPS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO THE TENDER OFFER, THAT HOLDERS OF COMMON STOCK OF SHARPS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. The tender offer statement on Schedule TO, including the Offer to Purchase, the related Letter of Transmittal, and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of shares of common stock of Sharps at no expense to them. The tender offer materials, the Solicitation/Recommendation Statement and other related documents (when available), and other documents filed with the SEC, including annual, quarterly and special reports and other information filed by Sharps with the SEC, will be made available for free at the SEC’s website at www.sec.gov, or by contacting Sharps at 9220 Kirby Drive, Suite 500, Houston, Texas 77054; 713-432-0300, or by directing a request to the Information Agent for the tender offer, which will be named in the tender offer materials.

For more information contact:

Pat Mulloy
Sharps Compliance Corp.
Chief Executive Officer and President
Phone: (713) 660-3514
Email: pmulloy@sharpsinc.com

For Aurora Capital Partners

ASC Advisors
Steve Bruce / Taylor Ingraham
Phone: (203) 992-1230
Email: sbruce@ascadvisors.com / tingraham@ascadvisors.com
John Nesbett/Jennifer Belodeau IMS Investor Relations Phone: (203) 972-9200 Email: jnesbett@institutionalms.com